All Information is Preliminary and Subject to Change
Transaction

               Issuer      Residential Asset Securities Corporation
               Series      20043-KS2

           Collateral      $990 Million of Home Equity Mortgage Loans

             Servicer      Residential Funding Corporation

      Rating Agencies      Moody's, Fitch and S&P

Structure

  Credit Support
                   1-Excess Interest
                   2-Overcollateralization
                   3-Cross collateralization
                   4-Subordination

                     --------------------------------------------------------------------------------------------------------------------
                          Class        Moody's      Fitch        S&P        Cpn Type       Amount    Initial SizeInitial C/EStepdown C/E
                     --------------------------------------------------------------------------------------------------------------------
                      Fixed Seniors      Aaa         AAA         AAA     Float / Fixed  256,650,000     88.50%     11.50%      27.90%
                          M-I-1          Aa2          AA          AA         Fixed       14,500,000     5.00%       6.50%      17.90%
                          M-I-2           A2          A           A+         Fixed       9,425,000      3.25%       3.25%      11.40%
                          M-I-3          Baa2        BBB         BBB+        Fixed       9,425,000      3.25%       0.00%      4.90%
                        OC Target         -           -                        -         7,105,000      2.45%         -          -
                     --------------------------------------------------------------------------------------------------------------------
                       Adj Seniors       Aaa         AAA         AAA         Float      584,500,000     83.50%     16.50%      37.30%
                          M-II-1         Aa2          AA          AA         Float       49,000,000     7.00%       9.50%      23.30%
                          M-II-2          A2          A+          A+         Float       38,500,000     5.50%       4.00%      12.30%
                          M-II-3         Baa2        BBB         BBB+        Float       28,000,000     4.00%       0.00%      4.30%
                        OC Target         -           -                        -         15,050,000     2.15%         -          -
                     --------------------------------------------------------------------------------------------------------------------
                     After the Stepdown Date the subordinates may receive principal payments

                     A Trigger Event exists with respect to any Distribution
                     Date on or after the Stepdown Date if either:
  Trigger Event      (i) The Product of a) 1.45 for Loan Group I and 2.00
                     for Loan Group II and b) 60+ day Delinquency Percentage
                     equals or exceeds the senior enhancement percentage (ii)
                     during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                     Distribution Dates                                            Cumulative Realized Loss Percentage
                                                                         Fixed Pool                                                Adjustable Pool
                     Months 37-48                 2.25% plus an additional 1/12 of 1.50% each month thereafter    4.00% plus an additional 1/12 of 2.00% each month
                                                                                                              thereafter
                     Months 49-60                 3.75% plus an additional 1/12 of 0.75% each month thereafter    6.00% plus an additional 1/12 of 1.25% each month
                                                                                                               thereafter
                     Months 61-72                 4.50% plus an additional 1/12 of 1.00% each month thereafter    7.25% plus an additional 1/12 of 0.25% each month
                                                                                                               thereafter
                     Months 73 and thereafter    5.50% thereafter                                                7.50% thereafter

Loss Coverage

                                                    First Principal Loss
                                     ---------------------------------------------------

                                            Fwd LIBOR             Fwd LIBOR + 200
                                     ---------------------------------------------------
                     -----------------
                          Prepay         CDR       Cum Loss      CDR        Cum Loss
                     -------------------------------------------------------------------
    M-II-3             50% Pricing       9.5%       18.8%        6.3%        14.0%
                       100% Pricing      8.9%       11.2%        5.4%         7.3%
                       150% Pricing      8.6%        7.8%        5.1%         4.8%
                     -------------------------------------------------------------------

                     50% Severity
                     6 month lag in recoveries
                     Trigger failing
                     Run to maturity
                     Defaults are in addition to prepayments
                     Cum Loss means Cum Loss for the both the Related and NonRelated Group

All Information is Preliminary and Subject to Change

     IssuerRASC 2004-KS2

Excess Spread for the Adjustable Rate Group

----------------------------------------------------------------------     --------------------------------------------------------------------
                         Forward    Fwd+200     Forward     Forward                                Forward    Fwd+200     Forward    Forward
  Period     Paydate    XS Spread  XS Spread    1m LIBOR   6m LIBOR          Period    Paydate    XS Spread  XS Spread   1m LIBOR   6m LIBOR
----------------------------------------------------------------------     --------------------------------------------------------------------
     1      3/25/2004      520        333         1.10       1.20              61     3/25/2009      664        618        5.07       5.23
     2      4/25/2004      502        296         1.13       1.25              62     4/25/2009      607        542        5.11       5.27
     3      5/25/2004      505        305         1.16       1.31              63     5/25/2009      621        563        5.15       5.31
     4      6/25/2004      491        285         1.25       1.38              64     6/25/2009      599        535        5.19       5.35
     5      7/25/2004      496        297         1.26       1.45              65     7/25/2009      627        557        5.23       5.38
     6      8/25/2004      488        283         1.29       1.55              66     8/25/2009      605        529        5.27       5.42
     7      9/25/2004      477        272         1.40       1.66              67     9/25/2009      601        526        5.31       5.46
     8      10/25/2004     478        280         1.44       1.78              68     10/25/2009     616        547        5.34       5.46
     9      11/25/2004     453        248         1.64       1.92              69     11/25/2009     594        519        5.38       5.46
    10      12/25/2004     454        256         1.69       2.03              70     12/25/2009     610        541        5.41       5.46
    11      1/25/2005      432        228         1.83       2.16              71     1/25/2010      600        513        5.45       5.46
    12      2/25/2005      419        215         1.96       2.28              72     2/25/2010      596        511        5.48       5.46
    13      3/25/2005      427        243         2.12       2.39              73     3/25/2010      667        600        5.33       5.46
    14      4/25/2005      392        188         2.23       2.49              74     4/25/2010      608        523        5.36       5.49
    15      5/25/2005      390        193         2.33       2.60              75     5/25/2010      624        546        5.39       5.52
    16      6/25/2005      371        167         2.43       2.70              76     6/25/2010      603        518        5.41       5.55
    17      7/25/2005      370        172         2.54       2.80              77     7/25/2010      628        541        5.44       5.57
    18      8/25/2005      350        145         2.64       2.91              78     8/25/2010      606        514        5.47       5.60
    19      9/25/2005      339        135         2.74       3.01              79     9/25/2010      604        512        5.50       5.63
    20      10/25/2005     339        140         2.84       3.10              80     10/25/2010     620        535        5.53       5.63
    21      11/25/2005     318        114         2.94       3.21              81     11/25/2010     599        508        5.55       5.63
    22      12/25/2005     320        121         3.04       3.30              82     12/25/2010     616        532        5.57       5.64
    23      1/25/2006      522        316         3.14       3.40              83     1/25/2011      603        504        5.60       5.64
    24      2/25/2006      512        306         3.24       3.49              84     2/25/2011      601        503        5.62       5.64
    25      3/25/2006      540        353         3.32       3.59              85     3/25/2011      669        588        5.52       5.64
    26      4/25/2006      493        288         3.42       3.68              86     4/25/2011      611        513        5.52       5.64
    27      5/25/2006      496        298         3.51       3.78              87     5/25/2011      630        539        5.52       5.64
    28      6/25/2006      474        269         3.60       3.87              88     6/25/2011      611        515        5.52       5.64
    29      7/25/2006      541        370         3.70       3.96              89     7/25/2011      631        540        5.52       5.64
    30      8/25/2006      519        341         3.79       4.05              90     8/25/2011      612        516        5.52       5.64
    31      9/25/2006      509        332         3.89       4.14              91     9/25/2011      613        517        5.52       5.64
    32      10/25/2006     514        345         3.98       4.19              92     10/25/2011     633        543        5.52       5.64
    33      11/25/2006     491        316         4.06       4.22              93     11/25/2011     614        520        5.52       5.64
    34      12/25/2006     497        328         4.15       4.26              94     12/25/2011     634        546        5.52       5.64
    35      1/25/2007      564        450         4.24       4.29              95     1/25/2012      616        522        5.52       5.64
    36      2/25/2007      556        443         4.33       4.32              96     2/25/2012      616        523        5.52       5.64
    37      3/25/2007      620        528         4.13       4.34              97     3/25/2012      655        574        5.52       5.64
    38      4/25/2007      568        458         4.20       4.41              98     4/25/2012      618        526        5.52       5.64
    39      5/25/2007      577        473         4.27       4.48              99     5/25/2012      637        552        5.52       5.64
    40      6/25/2007      554        444         4.34       4.55             100     6/25/2012      619        529        5.52       5.64
    41      7/25/2007      610        572         4.41       4.62             101     7/25/2012      639        555        5.52       5.64
    42      8/25/2007      587        537         4.47       4.69             102     8/25/2012      621        531        5.52       5.64
    43      9/25/2007      580        536         4.54       4.76             103     9/25/2012      622        533        5.52       5.64
    44      10/25/2007     590        553         4.61       4.78             104     10/25/2012     641        559        5.52       5.64
    45      11/25/2007     567        524         4.67       4.81             105     11/25/2012     623        536        5.52       5.64
    46      12/25/2007     578        541         4.74       4.83             106     12/25/2012     643        562        5.52       5.64
    47      1/25/2008      599        541         4.80       4.85             107     1/25/2013      625        539        5.52       5.64
    48      2/25/2008      592        535         4.87       4.87             108     2/25/2013      626        540        5.52       5.64
    49      3/25/2008      642        598         4.70       4.89             109     3/25/2013      683        615        5.52       5.64
    50      4/25/2008      603        547         4.75       4.94             110     4/25/2013      628        544        5.52       5.64
    51      5/25/2008      615        565         4.81       4.99             111     5/25/2013      647        569        5.52       5.64
    52      6/25/2008      593        537         4.86       5.04             112     6/25/2013      630        547        5.52       5.64
    53      7/25/2008      626        579         4.91       5.09             113     7/25/2013      650        574        5.52       5.64
    54      8/25/2008      604        550         4.97       5.14             114     8/25/2013      634        553        5.52       5.64
    55      9/25/2008      599        546         5.01       5.19             115     9/25/2013      636        556        5.52       5.64
    56      10/25/2008     612        565         5.06       5.20             116     10/25/2013     657        582        5.52       5.64
    57      11/25/2008     589        537         5.11       5.21             117     11/25/2013     641        562        5.52       5.64
    58      12/25/2008     603        557         5.16       5.22             118     12/25/2013     661        588        5.52       5.64
    59      1/25/2009      598        533         5.21       5.22             119     1/25/2014      646        568        5.52       5.64
                                                                           --------------------------------------------------------------------
    60      2/25/2009      593        528         5.26       5.23
----------------------------------------------------------------------

4 CDR
50% Severity
6 month Lag
Trigger Failing
50% of Pricing Speed
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change

     IssuerRASC 2004-KS2

Excess Spread for the Adjustable Rate Group

----------------------------------------------------------------------     --------------------------------------------------------------------
                         Forward    Fwd+200     Forward     Forward                                Forward    Fwd+200     Forward    Forward
  Period     Paydate    XS Spread  XS Spread    1m LIBOR   6m LIBOR          Period    Paydate    XS Spread  XS Spread   1m LIBOR   6m LIBOR
----------------------------------------------------------------------     --------------------------------------------------------------------
     1      3/25/2004      520        333         1.10       1.20              52     6/25/2008      596        552        4.86       5.04
     2      4/25/2004      502        296         1.13       1.25              53     7/25/2008      631        598        4.91       5.09
     3      5/25/2004      505        305         1.16       1.31              54     8/25/2008      610        575        4.97       5.14
     4      6/25/2004      491        285         1.25       1.38              55     9/25/2008      607        575        5.01       5.19
     5      7/25/2004      496        297         1.26       1.45              56     10/25/2008     622        596        5.06       5.20
     6      8/25/2004      487        282         1.29       1.55              57     11/25/2008     602        572        5.11       5.21
     7      9/25/2004      477        272         1.40       1.66              58     12/25/2008     617        594        5.16       5.22
     8      10/25/2004     478        280         1.44       1.78              59     1/25/2009      615        575        5.21       5.22
     9      11/25/2004     452        247         1.64       1.92              60     2/25/2009      615        577        5.26       5.23
    10      12/25/2004     453        255         1.69       2.03              61     3/25/2009      686        665        5.07       5.23
    11      1/25/2005      431        227         1.83       2.16              62     4/25/2009      635        600        5.11       5.27
                                                                           --------------------------------------------------------------------
    12      2/25/2005      418        214         1.96       2.28
    13      3/25/2005      426        241         2.12       2.39
    14      4/25/2005      390        186         2.23       2.49
    15      5/25/2005      388        190         2.33       2.60
    16      6/25/2005      369        164         2.43       2.70
    17      7/25/2005      367        169         2.54       2.80
    18      8/25/2005      347        141         2.64       2.91
    19      9/25/2005      336        131         2.74       3.01
    20      10/25/2005     336        136         2.84       3.10
    21      11/25/2005     315        110         2.94       3.21
    22      12/25/2005     316        116         3.04       3.30
    23      1/25/2006      518        310         3.14       3.40
    24      2/25/2006      508        299         3.24       3.49
    25      3/25/2006      536        347         3.32       3.59
    26      4/25/2006      489        280         3.42       3.68
    27      5/25/2006      492        290         3.51       3.78
    28      6/25/2006      470        261         3.60       3.87
    29      7/25/2006      538        362         3.70       3.96
    30      8/25/2006      515        332         3.79       4.05
    31      9/25/2006      505        323         3.89       4.14
    32      10/25/2006     511        335         3.98       4.19
    33      11/25/2006     488        305         4.06       4.22
    34      12/25/2006     494        318         4.15       4.26
    35      1/25/2007      561        439         4.24       4.29
    36      2/25/2007      553        431         4.33       4.32
    37      3/25/2007      616        516         4.13       4.34
    38      4/25/2007      564        445         4.20       4.41
    39      5/25/2007      573        461         4.27       4.48
    40      6/25/2007      550        433         4.34       4.55
    41      7/25/2007      606        561         4.41       4.62
    42      8/25/2007      583        534         4.47       4.69
    43      9/25/2007      577        529         4.54       4.76
    44      10/25/2007     587        547         4.61       4.78
    45      11/25/2007     564        519         4.67       4.81
    46      12/25/2007     575        538         4.74       4.83
    47      1/25/2008      596        541         4.80       4.85
    48      2/25/2008      591        537         4.87       4.87
    49      3/25/2008      641        602         4.70       4.89
    50      4/25/2008      603        555         4.75       4.94
    51      5/25/2008      617        576         4.81       4.99
----------------------------------------------------------------------

4 CDR
50% Severity
6 month Lag
Trigger Failing
100% of Pricing Speed
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change

     IssuerRASC 2004-KS2

Excess Spread for the Adjustable Rate Group

----------------------------------------------------------------------
                         Forward    Fwd+200     Forward     Forward
  Period     Paydate    XS Spread  XS Spread    1m LIBOR   6m LIBOR
----------------------------------------------------------------------
     1      3/25/2004      520        333         1.10       1.20
     2      4/25/2004      502        296         1.13       1.25
     3      5/25/2004      505        305         1.16       1.31
     4      6/25/2004      491        285         1.25       1.38
     5      7/25/2004      496        297         1.26       1.45
     6      8/25/2004      487        282         1.29       1.55
     7      9/25/2004      476        271         1.40       1.66
     8      10/25/2004     477        279         1.44       1.78
     9      11/25/2004     451        246         1.64       1.92
    10      12/25/2004     452        254         1.69       2.03
    11      1/25/2005      430        225         1.83       2.16
    12      2/25/2005      416        212         1.96       2.28
    13      3/25/2005      424        239         2.12       2.39
    14      4/25/2005      387        183         2.23       2.49
    15      5/25/2005      385        187         2.33       2.60
    16      6/25/2005      365        160         2.43       2.70
    17      7/25/2005      364        164         2.54       2.80
    18      8/25/2005      343        137         2.64       2.91
    19      9/25/2005      333        126         2.74       3.01
    20      10/25/2005     333        131         2.84       3.10
    21      11/25/2005     311        105         2.94       3.21
    22      12/25/2005     312        110         3.04       3.30
    23      1/25/2006      514        301         3.14       3.40
    24      2/25/2006      502        288         3.24       3.49
    25      3/25/2006      530        335         3.32       3.59
    26      4/25/2006      482        264         3.42       3.68
    27      5/25/2006      485        273         3.51       3.78
    28      6/25/2006      462        241         3.60       3.87
    29      7/25/2006      530        340         3.70       3.96
    30      8/25/2006      507        308         3.79       4.05
    31      9/25/2006      499        297         3.89       4.14
    32      10/25/2006     506        309         3.98       4.19
    33      11/25/2006     485        278         4.06       4.22
    34      12/25/2006     493        291         4.15       4.26
    35      1/25/2007      563        411         4.24       4.29
    36      2/25/2007      558        402         4.33       4.32
    37      3/25/2007      621        488         4.13       4.34
    38      4/25/2007      577        413         4.20       4.41
----------------------------------------------------------------------

4 CDR
50% Severity
6 month Lag
Trigger Failing
150% of Pricing Speed
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.